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NUMBER        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE        SHARES

  C                                  [LOGO]

                       CARING PRODUCTS INTERNATIONAL, INC.


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                                                               CUSIP 141904 40 9
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THIS CERTIFIES THAT



is the registered holder of

 FULLY PAID AND NON-ASSESSABLE SHARES, (US) $0.01 PAR VALUE, OF THE COMMON STOCK

of the above named Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar or Co-Transfer Agent and Co-Registrar of the Corporation.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                        DATED


/s/ W. H. W. Atkinson              COUNTERSIGNED AND REGISTERED
                                   MONTREAL TRUST COMPANY OF CANADA   VANCOUVER
   Chairman                        TRANSFER AGENT AND REGISTRAR
                 [SEAL]            OR
                                   COUNTERSIGNED AND REGISTERED
/s/ S. A. Schreter                 THE BANK OF NOVA SCOTIA TRUST
                                   COMPANY OF NEW YORK                NEW YORK
                                   CO-TRANSFER AGENT AND CO-REGISTRAR
  President
                                   By     SPECIMEN
                                     -------------------------------------------
                                                  Authorized Officer



       The Shares represented by this Certificate are transferable at the Principal offices of Montreal Trust Company of Canada, in Vancouver, BC or
        The Bank of Nova Scotia Trust Company of New York, New York, N.Y.



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     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

               PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

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                                       -   -
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                        (Name and address of transferee)

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shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

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the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

     DATED:



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      (Signature of Witness)                     (Signature of Shareholder)



NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.


          Signature Guaranteed By: